             Consent of Independent Certified Public Accountants



The Board of Directors
Capital Markets Assurance Corporation:


We consent to the use of our report included in the Form 8-K of Lehman ABS Corporation and to the reference to our firm under the heading "Experts" in the Prospectus Supplement for Champion Home Equity Loan Trust 1997-1.

                                         /s/ KPMG Peat Marwick LLP

New York, New York
December 23, 1997